INVESCO COMBINATION STOCK & BOND FUNDS, INC.

        INVESTOR CLASS, CLASS A, CLASS B, CLASS C, AND CLASS K SHARES OF
                            INVESCO CORE EQUITY FUND
                              INVESCO BALANCED FUND
                            INVESCO TOTAL RETURN FUND

                         Supplement dated June 12, 2003
                     to Prospectus dated September 30, 2002

Effective July 1, 2003, A I M Distributors, Inc. (the "distributor") will be the Funds' distributor and will be responsible for the sale of the Funds' shares. All references in this Prospectus shall refer to A I M Distributors, Inc. after that date. The distributor's address is: A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

INVESCO and the distributor are subsidiaries of AMVESCAP PLC.

The Board of Directors of INVESCO Combination Stock & Bond Funds, Inc. ("Seller") unanimously approved, on June 9, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which INVESCO Balanced Fund ("Selling Fund"), would transfer all of its assets and liabilities to INVESCO Total Return Fund ("Buying Fund"), both of which are series of Seller (the "Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to both Selling Fund and Buying Fund. The investment advisor is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company. The Reorganization is part of an integration initiative announced on March 27, 2003, by AMVESCAP, with respect to its North American mutual fund operations.

One component of AMVESCAP's integration initiative is the rationalization and streamlining of various funds within the INVESCO Family of Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete in the same space for shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing the number of funds within the INVESCO Family of Funds will allow INVESCO to concentrate on managing its core products.

AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

The Board of Directors of Seller (the "Board"), including the independent directors, has determined that the Reorganization is advisable and in the best interests of Selling Fund and that the interests of the shareholders of Selling Fund will not be diluted as a result of the Reorganization.

The investment objectives of Selling Fund and Buying Fund are the same. Selling Fund's and Buying Fund's investment objective is capital appreciation and current income.

The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around October 28, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

It is anticipated that Selling Fund will be closed to new investors during the fourth quarter of 2003.

Effective August 18, 2003, the section of the Prospectus entitled "Fees And Expenses" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                        Investor Class    Class A          Class B       Class C       Class K
Maximum Front-End Sales Charge
  on purchases as a percentage
  of offering price                     None              5.50%            None          None          None
Maximum Contingent Deferred Sales
  Charge (CDSC) as a percentage of
  the lower of the total original
  cost or current market value of
  the shares                            None              None1/           5.00%2/       1.00%2/       None1/
Maximum Sales Charge on reinvested
  dividends/distributions               None              None             None          None          None

1/ If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

2/ A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."

Effective July 1, 2003, the section of the Prospectus entitled "Portfolio Managers" is amended to (i) delete the first, second, fourth, and fifth paragraphs and (ii) substitute the following in their place:

     The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

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


     FUND                 PORTFOLIO MANAGER(S)
     Core Equity          Jeffrey G. Morris
                          Sean D. Katof
                          Michael Heyman
                          Mark Lattis

     Balanced             Michael Heyman
                          Mark Lattis
                          Ken Bowling
                          Richard King
                          Steve Johnson

     Total Return         Michael Heyman
                          Mark Lattis
                          Ken Bowling
                          Richard King
                          Steve Johnson

o JEFFREY G. MORRIS, a vice president of INVESCO, is the portfolio manager of Core Equity Fund. Jeff joined INVESCO in 1991 and is a CFA charterholder. He holds an M.S. in Finance from the University of Colorado - Denver and a B.S. in Business Administration from Colorado State University.

o SEAN D. KATOF, a vice president of INVESCO, is the portfolio manager of Core Equity. Sean joined INVESCO in 1994. He is a CFA charterholder. Sean holds an M.S. in Finance and a B.S. in Business Administration from the University of Colorado.

o MICHAEL HEYMAN, has been responsible for INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

o MARK LATTIS, has been responsible for INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

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

o KEN BOWLING, has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He has been with the INVESCO Fixed Income division since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining INVESCO, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.

o RICHARD KING, has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO's Fixed Income Investment Management Team in 2000, bringing 16 years of fixed income portfolio management experience. Prior to INVESCO, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

o STEVE JOHNSON, has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO in May of 1991. As Chief Investment Officer of INVESCO Fixed Income, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.

Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K

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

shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares - Choosing A Share Class" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

      In addition, you should also consider the factors below:

                          Investor
                          Class       Class A           Class B       Class C           Class K

Initial Sales Charge      None        5.50%             None          None              None

CDSC1/                    None        1% on certain     1%-5% for     1% for shares     0.70% on certain
                                      purchases held    shares held   held less than    purchases
                                      less than 18      less than     12 months held    less than
                                      months            6 years                         12 months

12b-1 Fee                 0.25%       0.35%             1.00%         1.00%             0.45%

Conversion                No          No                Yes2/         No                No

Purchase Order
Maximum                   None        None              $250,000      $1,000,000        None


1/ Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of
Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.

2/ Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares - Sales Charges (Class A, B, C And K Only)" is amended to (i) delete the third, fourth, seventh, eighth, and tenth paragraphs in their entirety and (ii) substitute the following, respectively, in their place:

      CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

      CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to CDSC in the following percentages. If your holding period is less than six years for Class B shares and twelve months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.

     Year Since
     Purchase Made                  Class B           Class C

     First                          5%                1%
     Second                         4%                None
     Third                          3%                None
     Fourth                         3%                None
     Fifth                          2%                None
     Sixth                          1%                None

    Seventh and following          None1/             None

     1/ Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

           RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C, or K) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

           LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

      You will not pay a CDSC:
          o    if you purchase less than $1,000,000 of Class A shares;
          o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
          o    if you redeem Class B shares you held for more than six years;
          o if you redeem Class C shares you held for more than twelve months;
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

          o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
          o if you redeem shares acquired through reinvestment of dividends and distributions;
          o if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
          o if you are a qualified plan investing in Class A shares or Class K shares and elect to forego any dealer concession;
          o    on increases in the net asset value of your shares;
          o    to pay account fees;
          o for IRA distributions due to death or disability or periodic distribution based on life expectancy;
          o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or for redemptions following the death of a shareholder or beneficial owner.

Effective August 18, 2003, the section of the Prospectus entitled "How To Sell Shares" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

      Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, or C shares acquired through reinvestment of dividends or other distributions, or Class A, B, or C shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

The back cover page of the Prospectus is amended to (i) delete the first sentence of the last paragraph and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to A I M Fund Services, Inc., P. O. Box 4739, Houston Texas 77210-4739; or call 1-800-347-4246.


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